Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
:
Debtors.[1]	:	Jointly Administered
:
:
	x	Related Docket Nos. 13, 58, 70, 143

FINAL ORDER PURSUANT TO BANKRUPTCY CODE SECTIONS 105(a), 362(a)(3),

AND 541 AND BANKRUPTCY RULE 3001 ESTABLISHING NOTICE AND HEARING

PROCEDURES FOR TRADING IN EQUITY SECURITIES IN DEBTORS

Upon consideration of the motion (the “Motion”)2 of the Debtors for entry of an interim and final orders under Bankruptcy Code Sections 105, 362(a)(3) and 541 and Bankruptcy Rule 3001, establishing notice and hearing procedures that must be satisfied before certain transfers of equity securities in Dendreon Corporation (“Dendreon”) or of any beneficial interest therein, are deemed effective; and this Court having previously entered an interim order granting the relief requested in the Motion (the “Interim Order”); and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors, their estates, their creditors and other parties in interest; and after due deliberation thereon and good and sufficient cause appearing therefor, it is hereby,

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

ORDERED, ADJUDGED, AND DECREED THAT:

1.        The Motion is granted as provided herein on a final basis.

2.        Any purchase, sale, or other transfer of equity securities in Dendreon in violation of the procedures set forth herein (including the notice requirements set forth in Section 3(a) below) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

3.        The following procedures for monitoring the trading in equity securities of Dendreon are hereby approved:

   a.        Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, a notice of such status, in the form of Exhibit B-1 attached hereto, on or before the later of (i) twenty (20) calendar days after the date of the Notice of Order (as defined in paragraph 5 below) and (ii) ten (10) calendar days after becoming a Substantial Shareholder.

   b.        At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined in paragraph (e) below) that would result in an increase in the amount of Dendreon Stock (as defined in paragraph (e) below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, advance written notice, in the form of Exhibit B-2 attached hereto, of the intended transfer of equity securities.

   c.        At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Dendreon Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, advance written notice, in the form of Exhibit B-3 attached hereto, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

   d.        The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph (d) must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

   e.        For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of September 30, 2014, approximately 7,148,678 shares3) of the common stock of Dendreon (“Dendreon Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Dendreon Stock and Options to acquire Dendreon Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) ownership of an Option to acquire Dendreon Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, under Treasury Regulation section 1.382-4(d), any of the 2.875% Convertible Senior Notes due 2016 will be treated as exercised only if any such 2.875% Convertible Senior Notes due 2016 are transferred, or arrangements are put in place, and a principal purpose of such transfer or arrangements is to avoid or ameliorate the impact of an “ownership change” of Dendreon as contemplated by Treasury Regulation section 1.382-4(d).

4.        The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Final Order; provided, however, the Debtors shall provide notice of any such waiver to the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) in writing within three business days prior to any such waiver.

[3]	Based on approximately 158,859,497 shares of Dendreon Common Stock issued and outstanding as of September 30, 2014.

5.        The Debtors shall serve the Notice of Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit B-4 (“Notice of Order”) on: (i) the U.S. Trustee; (ii) the indenture trustee for the Debtors’ 2.875% Convertible Senior Notes due 2016; (iii) counsel to the Unaffiliated Noteholders; (iv) counsel to the Deerfield Noteholders; (v) proposed counsel to the Official Committee of Unsecured Creditors; (vi) the parties included on the Debtors’ list of twenty (20) largest unsecured creditors; (vii) all parties entitled to notice pursuant to Local Bankruptcy Rule 9013-1(m); (viii) any directly registered holders of the Dendreon Stock; (ix) any record holders (i.e., banks, brokers, intermediaries, other nominees or their mailing agents (collectively, the “Nominees”)) of the Dendreon Stock (with instructions to serve down to the beneficial holder level); and (x) the transfer agent(s) for the Dendreon Stock.

6.        Upon receipt of the Notice of Order, the Nominees shall serve the Notice of Order to any beneficial holders by no later than five (5) business days after being served with the Notice of Order. Additionally, any person or entity or broker or agent acting on their behalf who sells at least 4.00% of all issued and outstanding shares of Dendreon Stock (or an Option with respect thereto) to another person or entity shall be required to provide notification of the existence of this Final Order or its contents to such purchaser or any broker or agent acting on their behalf of such Dendreon Stock, to the extent reasonably feasible.

7.        Any registered holder, including the Nominees, would be required, in turn, to provide such Notice of Order to any holder for whose account such registered holder holds such Dendreon Stock in an amount in excess of 4.00% of all issued and outstanding shares (or an Option with respect thereto), and so on down the chain of ownership for all such holders of Dendreon Stock holding an amount in excess of 4.00% of all issued and outstanding shares.

8.        Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount equal to at least 4.00% of all issued and outstanding shares of Dendreon Stock (or an Option with respect thereto) to another person or entity shall provide a copy of the Notice of Order to such purchaser of such Dendreon Stock or to any broker or agent acting on such purchaser’s behalf.

9.        The requirements set forth in this Final Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

10.      The requirements set forth in Local Bankruptcy Rule 9013-1(b) are satisfied by the contents of the Motion.

11.      The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Final Order.

12.      This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation or interpretation of this Final Order.

Dated: Wilmington, Delaware

            December 9, 2014

/s/ Peter J. Walsh
Honorable Peter J. Walsh UNITED STATES BANKRUPTCY JUDGE

EXHIBIT B-1

Notice of Status as Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
:
Debtors.[1]	:	Jointly Administered
:
:
x

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE THAT the undersigned party is/has become a Substantial Shareholder with respect to Dendreon Stock (as defined herein and in the Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities of the Debtors (the “Final Order”) of Dendreon Corporation (“Dendreon”), a debtor and debtor in possession in

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of September 30, 2014, approximately 7,148,678 shares) of the common stock of Dendreon (“Dendreon Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Dendreon Stock and Options to acquire Dendreon Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) ownership of an Option to acquire Dendreon Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, under Treasury Regulation section 1.382-4(d), any of the 2.875% Convertible Senior Notes due 2016 will be treated as exercised only if any such 2.875% Convertible Senior Notes due 2016 are transferred, or arrangements are put in place, and a principal purpose of such transfer or arrangements is to avoid or ameliorate the impact of an “ownership change” of Dendreon as contemplated by Treasury Regulation section 1.382-4(d).

Case No. 14-12515 pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE THAT, as of [Date], the undersigned party beneficially owns [                ] shares of Dendreon Stock. The following table sets forth the date(s) on which the undersigned party acquired or otherwise became the beneficial owner of such Dendreon Stock:

Number Of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [    ].

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon (i) counsel to the Debtors, Skadden Arps Slate Meagher & Flom LLP, Four Times Square, New York, NY 10036 (Attention: Kenneth S. Ziman) and 155 North Wacker Drive, Chicago, Illinois 60606 (Attention: Felicia Gerber Perlman) and One Rodney Square, 920 N. King Street, Wilmington, Delaware 19801 (Attention: Sarah E. Pierce), (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111 (Attention: Steven D. Pohl), (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 (Attention: John C. Longmire), and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attention: Michael H. Torkin).

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

3

EXHIBIT B-2

Notice of Intent to Acquire Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
:
Debtors.[1]	:	Jointly Administered
:
:
x

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Dendreon Stock (as defined herein and in the Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities of the Debtors (the “Final Order”)) of Dendreon Corporation (“Dendreon”) or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the United

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of September 30, 2014, approximately 7,148,678 shares) of the common stock of Dendreon (“Dendreon Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Dendreon Stock and Options to acquire Dendreon Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) ownership of an Option to acquire Dendreon Stock, but only

(cont’d)

States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT the undersigned party currently beneficially owns [    ] shares of Dendreon Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate [    ] shares of Dendreon Stock or an Option with respect to [    ] shares of Dendreon Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [    ] shares of Dendreon Stock (including any Options with respect to any Dendreon Stock) after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [    ].

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon (i) counsel to the Debtors, Skadden Arps Slate Meagher & Flom LLP, Four Times Square, New York, NY 10036 (Attention:

(cont’d from previous page)

to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, under Treasury Regulation section 1.382-4(d), any of the 2.875% Convertible Senior Notes due 2016 will be treated as exercised only if any such 2.875% Convertible Senior Notes due 2016 are transferred, or arrangements are put in place, and a principal purpose of such transfer or arrangements is to avoid or ameliorate the impact of an “ownership change” of Dendreon as contemplated by Treasury Regulation section 1.382-4(d).

2

Kenneth S. Ziman) and 155 North Wacker Drive, Chicago, Illinois 60606 (Attention: Felicia Gerber Perlman) and One Rodney Square, 920 N. King Street, Wilmington, Delaware 19801 (Attention: Sarah E. Pierce), (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111 (Attention: Steven D. Pohl), (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 (Attention: John C. Longmire), and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attention: Michael H. Torkin).

PLEASE TAKE FURTHER NOTICE THAT the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

PLEASE TAKE FURTHER NOTICE THAT any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring or otherwise accumulating additional shares of Dendreon Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT B-3

Notice of Intent to Transfer Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
:
Debtors.[1]	:	Jointly Administered
:
:
x

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Dendreon Stock (as defined herein and in the Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities of the Debtors (the “Final Order”)) of Dendreon Corporation (“Dendreon”) or an Option with respect thereto (as defined herein and in the Interim Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], the undersigned party filed a Notice of Status as a Substantial Shareholder2 with the United

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of September 30, 2014, approximately 7,148,678 shares) of the common stock of Dendreon (“Dendreon Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Dendreon Stock and Options to acquire Dendreon Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) ownership of an Option to acquire Dendreon Stock, but only

(cont’d)

States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT the undersigned party currently beneficially owns [    ] shares of Dendreon Stock (including any Options with respect to any Dendreon Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer [    ] shares of Dendreon Stock or an Option with respect to [    ] shares of Dendreon Stock. If the Proposed Transfer is permitted to occur, the undersigned party will beneficially own [    ] shares of Dendreon Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of the undersigned party are [    ].

PLEASE TAKE FURTHER NOTICE THAT, under penalty of perjury, the undersigned party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Final Order, this Notice is being (a) filed with the Court and (b) served upon (i) counsel to the Debtors, Skadden Arps Slate Meagher & Flom LLP, Four Times Square, New York, NY 10036 (Attention:

(cont’d from previous page)

to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, under Treasury Regulation section 1.382-4(d), any of the 2.875% Convertible Senior Notes due 2016 will be treated as exercised only if any such 2.875% Convertible Senior Notes due 2016 are transferred, or arrangements are put in place, and a principal purpose of such transfer or arrangements is to avoid or ameliorate the impact of an “ownership change” of Dendreon as contemplated by Treasury Regulation section 1.382-4(d).

2

Kenneth S. Ziman) and 155 North Wacker Drive, Chicago, Illinois 60606 (Attention: Felicia Gerber Perlman) and One Rodney Square, 920 N. King Street, Wilmington, Delaware 19801 (Attention: Sarah E. Pierce), (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111 (Attention: Steven D. Pohl), (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 (Attention: John C. Longmire), and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attention: Michael H. Torkin).

PLEASE TAKE FURTHER NOTICE THAT the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

PLEASE TAKE FURTHER NOTICE THAT any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading or otherwise transferring shares of Dendreon Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

4

EXHIBIT B-4

Notice of Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
:
Debtors.[1]	:	Jointly Administered
:
:
x

NOTICE OF FINAL ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND FED. R.

BANKR. P. 3001 AND 3002 ESTABLISHING NOTIFICATION AND HEARING

PROCEDURES FOR TRADING IN EQUITY SECURITIES OF DEBTOR

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTOR:

PLEASE TAKE NOTICE THAT on November 10, 2014 (the “Petition Date”), the above-captioned debtors and debtors in possession (the “Debtors”), each commenced a case under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, Section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estate or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE THAT on the Petition Date, the Debtors filed a motion seeking entry of an Interim Order and Final Order pursuant to Bankruptcy Code sections 105, 362, and 541 establishing notification and hearing procedures for trading in equity securities in the Debtors (the “Motion”).

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

PLEASE TAKE FURTHER NOTICE THAT on [    ], 2014, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered a Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities in Debtors approving the procedures set forth below in order to preserve the Debtors’ Tax Attributes (as defined in the Motion) (the “Final Order”).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Final Order, the following procedures shall apply to holding and trading in equity securities of Dendreon Corporation (“Dendreon”):

1.         Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in Section 2(a) below) shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

2.         The following procedures shall apply to trading in equity securities of Dendreon:

a.         Any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, a notice of such status, in the form of Exhibit B-1 attached hereto, on or before the later of (i) twenty (20) calendar days after the date of the Notice of Order and (ii) ten (10) calendar days after becoming a Substantial Shareholder.

b.         At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined in paragraph (e) below) that would result in an increase in the amount of Dendreon Stock (as defined in paragraph (e) below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, advance written notice, in the form of Exhibit B-2 attached hereto, of the intended transfer of equity securities.

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c.         At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Dendreon Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on (i) counsel to the Debtors, (ii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, (iii) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, and (iv) proposed counsel to the Official Committee of Unsecured Creditors, Sullivan & Cromwell LLP, advance written notice, in the form of Exhibit B-3 attached hereto, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

d.         The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and non-appealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph (d) must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

e.         For purposes of these procedures, (A) a “Substantial Shareholder” is any person or entity (as defined in Treasury Regulations Section 1.382-3(a)) which beneficially owns at least 4.5% of all issued and outstanding shares (equal to, as of September 30, 2014, approximately 7,148,678 shares2) of the common stock of Dendreon (“Dendreon Stock”), and (B) “Beneficial Ownership” (or any variation thereof of Dendreon Stock and Options to acquire Dendreon Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (iii) ownership of an Option to acquire Dendreon Stock, but only to the extent such Option is treated as exercised under Treasury Regulation section 1.382-4(d). An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, under Treasury Regulation section 1.382-4(d), any of the 2.875% Convertible Senior Notes due 2016 will be treated as exercised only if any such 2.875% Convertible Senior Notes due 2016 are transferred, or arrangements are put in place, and a principal purpose of such transfer or

[2]	Based on approximately 158,859,497 shares of Dendreon Common Stock issued and outstanding as of September 30, 2014.

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arrangements is to avoid or ameliorate the impact of an “ownership change” of Dendreon as contemplated by Treasury Regulation section 1.382-4(d).

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any person, counsel to the Debtors, Skadden Arps Slate Meagher & Flom LLP, Four Times Square, New York, NY 10036 (Attention: Kenneth S. Ziman) and 155 North Wacker Drive, Chicago, Illinois 60606 (Attention: Felicia Gerber Perlman) and One Rodney Square, 920 N. King Street, Wilmington, Delaware 19801 (Attention: Sarah E. Pierce), will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE THAT a copy of the Final Order may be obtained free of charge from Prime Clerk, Attention: Dendreon Claim Processing, 830 3rd Avenue, 9th Floor, New York, NY 10022, telephone: 844-794-3479, or online at https://cases.primeclerk.com/dendreon.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, ACQUISITION, ACCUMULATION, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE FINAL ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

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PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: Wilmington, Delaware

                                             , 2014

Honorable Peter J. Walsh
UNITED STATES BANKRUPTCY JUDGE

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